                    Annual Report

                                    Japan
                                    Fund

                                    ----------------
                                    October 31, 1997
                                    ----------------


[LOGO OF T. ROWE PRICE APPEARS HERE]
T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Japan Fund

 . Japan's markets once again struggled. Its large-company index and broad index posted 12-month declines over 20% and 30%, respectively.

 . Higher consumption taxes, combined with general economic weakness and currency upheavals in Asia, dragged the markets down.

 . The Japan Fund posted a -5.68% return for the six-month period and a -11.64% return for the full year -- well ahead of the market indices, but behind the average fund in its Lipper category.

 . The fund concentrated on export-focused manufacturers and limited exposure to weaker domestically centered businesses.

 . With valuations at levels not seen since the early 1980s and positive changes at the corporate level, we hope that a market recovery will not be far off.

Fellow Shareholders

The Japanese market continued to weaken over the last six months, bringing a miserable year to an end. Concerns about the economy, flagging consumer confidence, and deflation elsewhere in Asia combined to undermine what had been hopeful signals earlier in the year. For both the 6- and 12-month periods ended October 31, the fund's returns were further depressed by the weakness of the yen against the U.S dollar.

In this difficult market climate, your fund could not escape losses. However, it did outperform both the TSE First Section Index (which focuses on larger companies) and the TSE Second Section Index (which tracks medium- and smaller-sized firms) by significant margins. A continued focus on export-oriented manufacturing stocks, which account for about half of assets, protected the fund from deeper losses. These well-managed companies are enjoying strong earnings growth and are able to benefit from yen weakness. The fund also had limited exposure to weak domestic sectors and avoided banking stocks, which continued to grapple with high levels of bad loans. Nonetheless, your fund fell behind the Lipper average of similar funds because many competitors concentrated even higher percentages of assets on the few major export stocks.


----------------------
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/97                                     6 Months   12 Months
--------------------------------------------------------------------------------
Japan Fund                                                   - 5.68%    - 11.64%
 ................................................................................
TSE First Section Index                                      - 6.49     - 22.11
 ................................................................................
TSE Second Section Index                                    - 11.37     - 34.87
 ................................................................................
Lipper Japan Funds Average                                   - 3.76     - 10.54
 ................................................................................

Market Review

Recent economic developments have been almost universally discouraging. Although the economy showed rapid expansion in early 1997, an increase in the sales tax from 3% to 5% on April 1 dashed hopes of a prolonged recovery. The GDP numbers for the second quarter to the end of June showed that the economy was hardly expanding. Government expenditure and investment in housing were particularly depressed, private consumption was damaged by the sales tax hike, and capital investment was less robust than expected. The fall-off in growth from the first quarter was the steepest recorded in Japan since the first oil crisis in 1974.

News since the end of June indicated no change of direction. Consumption, which accounts for more than half of GDP, remained depressed. Retail sales in September showed another year-on-year decline; our discussions with retailers reveal continued weakness as we approach year-end. The strongly pessimistic mood within Japan at present has led the population to save rather than spend.

Other indicators of the health of the domestic economy were hardly any better. Investment in housing remains depressed, and growth in capital expenditure appeared to slow, with machine tool manufacturers reporting increasingly difficult trading conditions. The latest industrial production figures revealed an inventory buildup in domestic industries. This will need to be rectified by a cutback in output over the winter months.


 . . . THE CURRENCY AND RELATED ECONOMIC PROBLEMS OF THE SMALLER ASIAN NATIONS WILL AFFECT JAPANESE TRADE ACTIVITY.

The brightest part of the economic scene remained the export sector. Weakness of the yen over the past 12 months has made Japanese products more price-competitive overseas and helped to fatten the trade surplus. Exports rose in local currency terms by more than 10% for the year. However, this positive trend and the helping hand that it is extending to the beleaguered domestic economy may be threatened. The Clinton administration remains deeply concerned by Japan's growing trade surplus with the U.S., which rose at a rate of more than 50%. Pressure will be exerted on the Japanese government to prevent this rising further.

In addition, although Japan's economy was not greatly harmed by the October currency collapses elsewhere in Asia, the currency and related economic problems of the smaller Asian nations will affect Japanese trade activity. Over 40% of Japanese exports go to Asia, and demand is already falling fast from economies such as Thailand and Indonesia.

The government's proposed solutions to these economic problems have been less than impressive, although, in fairness, it does face a difficult policy bind. The Ministry of Finance remains obsessed by the large amount of government debt built up as successive administrations tried to spend the economy out of recession. They refuse to contemplate, at present at least, any attempts by the Hashimoto government to do more of the same through tax cuts or increased expenditure. With overnight interest rates already at a rock bottom 0.5%, monetary policy offers few further opportunities to jump-start the economy. The government hopes that further deregulation will stimulate activity. But deregulation is unlikely to have an immediate effect and could just as well cause job losses and heightened uncertainty among consumers.

                           [PIE CHART APPEARS HERE]


------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
Capital Equipment                                                          39%
Consumer Goods                                                             20%
Services                                                                   17%
Materials                                                                  12%
Financial                                                                   7%
Other and Reserves                                                          5%

Based on net assets as of 10/31/97.

The weak trend in the stock market reflected this mounting economic gloom. Most investors started the year relatively optimistic about the outlook into 1998. Corporate profits for both domestic and international industries were forecast to rise, with sales expanding and costs under good control. Domestic companies, in fact, saw the opposite. Interim results for the six months to the end of September showed sales under pressure and costs beginning to expand again. Furthermore, our company visits show that deflationary trends are putting pressure on prices in nearly all domestic industries. Only the export-related manufacturing sectors are still showing profit growth as new products, careful cost control, and the weak yen combine to support earnings.

PORTFOLIO STRATEGY

Your fund had a very different sector exposure from the broad index, being concentrated in blue chip exporters, where growth prospects are good and valuations reasonable. Major holdings on October 31 included familiar names such as Sony, TDK, NEC, Kyocera, and Canon. The management of these companies remains impressive. New product innovation continues to be rapid, and the exporters (which compete with powerful foreign multinationals and are heavily owned by international investors) have been more successful than domestic companies in lowering costs and focusing on shareholder interests. Despite the strong outperformance recorded by these stocks over the last year, they remain attractively priced. Although Sony's profits should grow by 30% this year, for example, the stock's valuation is only 26 times earnings.

Your fund also maintained exposure to a number of leading domestically focused blue chips that continued to grow despite the difficult economic environment. Major positions here included real estate developer Mitsui Fudosan, retailers Marui and Ito-Yokado, the Tokyo-based railroad East Japan Railway, the well-managed chemical company Shin-Etsu Chemical, financial services leader Nomura Securities, and telecom giant Nippon Telephone & Telecom. These companies are strong enough to take advantage of opportunities created by deregulation. We continue to find their combination of growth potential and good valuations attractive.

Less successful was your fund's overweight position in housing-related companies. Stocks such as Sekisui Chemical, Daiwa House, and National House Industrial are well managed and cheaply priced, and had underperformed the market sharply in 1996 despite strong profit growth. Since we did not expect the decline in housing starts to be as sharp as it was, this part of your fund did not perform well. We believe that we are now near bottom in terms of the outlook for this sector and intend to maintain exposure here.

We continue to avoid domestic sectors where problems from the real-estate-bubble years remain only partially solved. In particular, we consider the outlook for Japanese banks unattractive. Despite large bad debt write-offs in recent years, many bad loans remain on the books. The poor relative performance of the sector has improved valuations, but they remain high by international standards:
Japan's largest bank, Bank of Tokyo-Mitsubishi, carried a price of more than 2.5 times book value. The forthcoming deregulation of the financial industry will also damage the financial sector's profitability.

Outlook

The last year has been very disappointing for investors in the Japanese market. The optimism that many of us felt about Japanese equities as we moved into 1997 has evaporated. The increasing focus of company managements on shareholder interests was outweighed by renewed concerns about the economy and financial system. In the eighth year of the Japanese bear market, it is tempting to think that the bad times will never end.

We strongly believe that this view is mistaken. Despite the obvious problems that Japan faces at present, a great deal of the bad news is now reflected in stock prices. There may be more unexpected difficulties to come, but so many of the financial system's problems are now in the open and being dealt with. We see a significant change in mentality in Japan. Recent bankruptcies among construction companies and brokerage houses, a willingness by the banks to take the medicine for their bad debts, and the collapse of share prices among domestic companies to levels not seen since the early 1980s suggest that denial regarding the extent of Japan's woes is being replaced with a more realistic approach. This process may make gloomy reading, but it also makes restoring Japan's economy much easier.

We see positive change particularly at the corporate level, where managements are increasingly viewing their businesses more realistically and recognizing the importance of strong profitability. The once extremely pricey Japanese market is now trading at levels roughly in line with, if not cheap by, western standards. If, as we believe, companies will pay more attention to returns going forward, the beginning of the next Japanese bull market will not be so long in arriving.

Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

November 19, 1997

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/97
--------------------------------------------------------------------------------
Sankyo                                                                      3.9%
 ................................................................................
Sony                                                                        3.9
 ................................................................................
TDK                                                                         3.5
 ................................................................................
NEC                                                                         3.4
 ................................................................................
Denso                                                                       3.2
--------------------------------------------------------------------------------

Mitsubishi Heavy Industries                                                 3.1
 ................................................................................
Mitsui Fudosan                                                              3.1
 ................................................................................
Kyocera                                                                     2.9
 ................................................................................
Canon                                                                       2.9
 ................................................................................
Sumitomo Electric Industries                                                2.8
--------------------------------------------------------------------------------

Murata Manufacturing                                                        2.8
 ................................................................................
Matsushita Electric Industrial                                              2.6
 ................................................................................
Marui                                                                       2.6
 ................................................................................
East Japan Railway                                                          2.6
 ................................................................................
Shin-Etsu Chemical                                                          2.6
--------------------------------------------------------------------------------

Toppan Printing                                                             2.2
 ................................................................................
Nippon Telephone & Telecom                                                  2.2
 ................................................................................
Ito-Yokado                                                                  2.0
 ................................................................................
Daiichi Pharmaceutical                                                      2.0
 ................................................................................
Nomura Securities                                                           1.9
--------------------------------------------------------------------------------

Hitachi                                                                     1.9
 ................................................................................
Nippon Steel                                                                1.8
 ................................................................................
Sekisui Chemical                                                            1.8
 ................................................................................
Kao                                                                         1.7
 ................................................................................
Kuraray                                                                     1.6
--------------------------------------------------------------------------------

Total                                                                      65.0%

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

-----------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

JAPAN FUND
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                          TSE             Lipper
                     First Section      Japan Funds        Japan
                      Index $7,730     Average $8,512   Fund $9,357
                     -------------     --------------   -----------
12/30/91                $10,000           $10,000         $10,000
   10/92                  7,552             7,886           8,580
   10/93                 10,943            10,974          11,580
   10/94                 11,809            12,338          12,652
   10/95                 10,047            10,533          11,024
   10/96                  9,924            10,428          10,589
   10/97                  7,730             8,512           9,357


-------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 10/31/97       1 Year    3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------
Japan Fund                 - 11.64%    - 9.57%     1.75%     - 1.13%    12/30/91
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------



---------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                          Year                                                   Ten Months++        12/30/91
                                         Ended                                                          Ended              to
                                      10/31/97       10/31/96        10/31/95       10/31/94         10/31/93        12/31/92
NET ASSET VALUE
Beginning of period              $        9.02     $     9.39      $    11.64     $    11.58        $    8.64        $  10.00
                                 ................................................................................................
Investment activities
 Net investment income                   (0.03)         (0.05)          (0.04)         (0.06)*          (0.05)*         (0.01)*
 Net realized and
 unrealized gain (loss)                  (1.02)         (0.32)          (1.40)          0.97             2.99           (1.35)
                                 ................................................................................................
 Total from
 investment activities                   (1.05)         (0.37)          (1.44)          0.91             2.94           (1.36)
                                 ................................................................................................
Distributions
 Net realized gain                           -              -           (0.81)         (0.85)               -               -
                                 ................................................................................................
NET ASSET VALUE
End of period                    $        7.97     $     9.02      $     9.39     $    11.64        $   11.58        $   8.64
                                 ------------------------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return                          (11.64)%        (3.94)%        (12.87)%          9.25%*          33.72%*       (13.40)%*
 .................................................................................................................................
Ratio of expenses to
average net assets                       1.24%          1.32%           1.50%          1.50%*           1.50%*+         1.50%*
 .................................................................................................................................
Ratio of net investment
income to average
net assets                             (0.39)%        (0.48)%         (0.48)%        (0.68)%*         (0.58)%*+       (0.22)%*
 .................................................................................................................................
Portfolio turnover rate                  32.3%          29.8%           62.4%          61.5%            61.4%+          41.6%
 .................................................................................................................................
Average commission
rate paid                        $      0.0457     $   0.0540      $        -     $        -        $       -        $      -
 .................................................................................................................................
Net assets, end of period
(in thousands)                   $     170,830     $  167,118      $  181,383     $  203,303        $  87,163        $ 45,792
 .................................................................................................................................

* Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/95.
+   Annualized.
++  The fund's fiscal year-end was changed to 10/31.




The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
                                                             October 31, 1997



------------------------
Statement of Net Assets                               Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
JAPAN 95.8%

Common Stocks 95.8%
Capital Equipment 39.0%

Amada                                                    180,000      $      957
 ................................................................................
Apollo Electronics                                        17,000             167
 ................................................................................
Asatsu                                                     1,900              39
 ................................................................................
Canon                                                    201,000           4,877
 ................................................................................
Daifuku                                                   62,000             465
 ................................................................................
DaiNippon Screen Manufacturing                           160,000           1,298
 ................................................................................
Daiwa House                                              238,000           2,294
 ................................................................................
Denso                                                    254,000           5,487
 ................................................................................
Disco                                                     14,000             450
 ................................................................................
Fuji Machine                                              14,000             406
 ................................................................................
Hamada Printing Press                                     40,000             133
 ................................................................................
Hirose Electric                                            9,300             607
 ................................................................................
Hitachi                                                  428,000           3,290
 ................................................................................
Hitachi Zosen                                            517,000           1,138
 ................................................................................
Horiba                                                    16,000             181
 ................................................................................
KOA                                                       27,000             330
 ................................................................................
KTK Telecommunications Engineering                        33,000             174
 ................................................................................
Keyence                                                    5,000             748
 ................................................................................
Komatsu                                                  212,000           1,133
 ................................................................................
Komori                                                   113,000           2,066
 ................................................................................
Kumagai Gumi                                             228,000             223
 ................................................................................
Kyocera                                                   87,000           4,981
 ................................................................................
Lasertec                                                   7,000             218
 ................................................................................
Mabuchi Motor                                              6,500             362
 ................................................................................
Mitsubishi Heavy Industries                            1,081,000           5,308
 ................................................................................
Murata Manufacturing                                     118,000           4,785
 ................................................................................
NEC                                                      529,000           5,802
 ................................................................................
National House Industrial                                 62,000             675
 ................................................................................
Nichicon                                                  29,000             359
 ................................................................................
Nidec                                                      5,390             210
 ................................................................................
Nippon Denwa Shisetsu                                     39,000             225
 ................................................................................
Nippon Hodo                                               65,000             383
 ................................................................................
Nitta                                                     11,000             128
 ................................................................................
Seiko                                                     14,000             118
 ................................................................................

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------




                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
Sekisui House                                            259,000     $    2,217
 ................................................................................
Shinkawa                                                  12,600            220
 ................................................................................
Sodick                                                    27,000            130
 ................................................................................
Sumitomo Electric Industries                             365,000          4,822
 ................................................................................
TDK                                                       73,000          6,053
 ................................................................................
Techno Ryowa                                                 880              6
 ................................................................................
Toa Medical Electronics                                   31,000            373
 ................................................................................
Tokyo Electronics                                         50,100          2,498
 ................................................................................
Ushio                                                     13,000            141
 ................................................................................
Zuiko                                                     13,000            120
 ................................................................................
Total Capital Equipment (Cost $78,869)                                   66,597

Consumer Goods 20.4%

Citizen Watch                                            173,000          1,104
 ................................................................................
Daiichi Pharmaceutical                                   238,000          3,382
 ................................................................................
FCC                                                       11,000            174
 ................................................................................
Homac                                                      8,500             61
 ................................................................................
Honda Motor                                               29,000            976
 ................................................................................
Hoya                                                      17,000            590
 ................................................................................
Kao                                                      206,000          2,876
 ................................................................................
Kawasumi Laboratories                                     54,000            736
 ................................................................................
Kirin Beverage                                            15,000            249
 ................................................................................
Maruzen                                                   12,000             44
 ................................................................................
Matsushita Electric Industrial                           268,000          4,498
 ................................................................................
Pioneer Electronic                                       145,000          2,385
 ................................................................................
Rohto Pharmaceutical                                      40,000            329
 ................................................................................
Sankyo                                                   203,000          6,696
 ................................................................................
Santen Pharmaceutical                                     27,000            485
 ................................................................................
Sega Enterprises                                          41,900          1,030
 ................................................................................
Sharp                                                    345,000          2,680
 ................................................................................
Sony                                                      79,700          6,616
 ................................................................................
Total Consumer Goods (Cost $37,249)                                      34,911

Financial 7.1%

Japan Living Service                                      28,000            108
 ................................................................................
Kansai Sekiwa Real Estate                                 11,000             55
 ................................................................................
Mitsui Fudosan                                           469,000          5,300
 ................................................................................
Nichiei                                                    7,500            823
 ................................................................................

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------



                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
Nomura Securities                                        285,000     $    3,315
 ................................................................................
Promise                                                    6,490            380
 ................................................................................
Tachihi Enterprise                                         4,000             97
 ................................................................................
Toc                                                       25,000            251
 ................................................................................
Tokio Marine & Fire Insurance                            185,000          1,845
 ................................................................................
Total Financial (Cost $14,781)                                           12,174

Materials 12.4%

Chofu Seisakusho                                          17,600            241
 ................................................................................
Fujimi                                                     1,700             93
 ................................................................................
Inax                                                     197,000            858
 ................................................................................
Kuraray                                                  306,000          2,746
 ................................................................................
Mitsui Petrochemical Industries                          120,000            444
 ................................................................................
Nippon Steel                                           1,463,000          3,015
 ................................................................................
Noritsu Koki                                              10,000            332
 ................................................................................
Sekisui Chemical                                         383,000          3,014
 ................................................................................
Shin-Etsu Chemical                                       179,000          4,373
 ................................................................................
Shiseido                                                  74,000          1,008
 ................................................................................
Sumitomo Forestry                                        177,000          1,280
 ................................................................................
Teijin                                                   788,000          2,586
 ................................................................................
Tokyo Steel Manufacturing                                135,900            960
 ................................................................................
Tokyo Tanabe                                              43,000            216
 ................................................................................
Total Materials (Cost $30,314)                                           21,166

Multi-Industry 0.0%

Juken Sangyo                                               8,000             34
 ................................................................................
Total Multi-Industry (Cost $90)                                              34

Services 16.9%

Circle K Japan                                             8,600            442
 ................................................................................
DDI                                                          513          1,714
 ................................................................................
East Japan Railway                                           904          4,394
 ................................................................................
Ito-Yokado                                                69,000          3,428
 ................................................................................
Japan Airport Terminal                                    23,000            226
 ................................................................................
Juntendo                                                  32,000            104
 ................................................................................
Kanamoto                                                  25,000            118
 ................................................................................
Karakami Kankoh                                            7,000             90
 ................................................................................
Marui                                                    265,000          4,470
 ................................................................................

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

                                                                  Shares/Par               Value
--------------------------------------------------------------------------------------------------
                                                                                    In thousands
     Marukyo                                                          18,000         $       150
     .............................................................................................
     Matsumotokiyoshi                                                  2,400                  88
     .............................................................................................
     Meitec                                                            6,000                 177
     .............................................................................................
     Mitsubishi                                                      307,000               2,627
     .............................................................................................
     Nippon Telephone & Telecom                                          435               3,687
     .............................................................................................
     Paris Miki                                                        6,900                 120
     .............................................................................................
     Sumitomo                                                        345,000               2,465
     .............................................................................................
     Toppan Printing                                                 296,000               3,714
     .............................................................................................
     Uny                                                              45,000                 729
     .............................................................................................
     Yellow Hat                                                       10,600                 119
     .............................................................................................
     Total Services (Cost $34,232)                                                        28,862
                                                                                     .............
     Total Common Stocks (Cost $195,535)                                                 163,744
                                                                                     .............
     Total Japan (Cost $195,535)                                                         163,744
                                                                                     .............

     SHORT-TERM INVESTMENTS 1.8%

     Money Market Funds 1.8%

     Reserve Investment Fund, Inc., 5.65%                        $ 2,993,820               2,994
     .............................................................................................
     Total Short-Term Investments (Cost $2,994)                                            2,994
                                                                                     .............
Total Investments in Securities
97.6% of Net Assets (Cost $198,529)                                                  $   166,738

Other Assets Less Liabilities                                                              4,092
                                                                                     .............
NET ASSETS                                                                           $   170,830
                                                                                     -------------
Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions                            $   (11,181)
Net unrealized gain (loss)                                                               (31,801)
Paid-in-capital applicable to 21,440,139 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares
of the corporation authorized                                                            213,812
                                                                                     .............
NET ASSETS                                                                           $   170,830
                                                                                     -------------
NET ASSET VALUE PER SHARE                                                            $      7.97
                                                                                     -------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


-----------------------
Statement of Operations
--------------------------------------------------------------------------------

In thousands

                                                                      Year
                                                                     Ended
                                                                  10/31/97
Investment Income

Income
 Dividend (net of foreign taxes of $185)                          $  1,047
 Interest                                                              432
                                                                  ..........
 Total income                                                        1,479
                                                                  ..........

Expenses
 Investment management                                               1,444
 Shareholder servicing                                                 460
 Custody and accounting                                                171
 Registration                                                           35
 Prospectus and shareholder reports                                     32
 Legal and audit                                                        15
 Directors                                                               7
 Miscellaneous                                                           6
                                                                  ..........
 Total expenses                                                      2,170
                                                                  ..........
Net investment income                                                 (691)
                                                                  ..........

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                         (6,414)
 Foreign currency transactions                                        (335)
                                                                  ..........
 Net realized gain (loss)                                           (6,749)
                                                                  ..........
Change in net unrealized gain or loss
 Securities                                                        (13,658)
 Other assets and liabilities
 denominated in foreign currencies                                       5
                                                                  ..........
 Change in net unrealized gain or loss                             (13,653)
                                                                  ..........
Net realized and unrealized gain (loss)                            (20,402)
                                                                  ..........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $(21,093)
                                                                  ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                               Year        Year
                                                              Ended       Ended
                                                           10/31/97    10/31/96
Increase (Decrease) in Net Assets
Operations
  Net investment income                                   $    (691)  $    (950)
  Net realized gain (loss)                                   (6,749)     (2,174)
  Change in net unrealized gain or loss                     (13,653)     (4,592)
                                                          .......................
  Increase (decrease) in net assets from
   operations                                               (21,093)     (7,716)
                                                          .......................
Capital share transactions*
  Shares sold                                               216,647     139,855
  Shares redeemed                                          (191,842)   (146,404)
                                                          .......................
  Increase (decrease) in net assets from capital
  share transactions                                         24,805      (6,549)
                                                          .......................
Net Assets
Increase (decrease) during period                             3,712     (14,265)
Beginning of period                                         167,118     181,383
                                                          .......................
End of period                                             $ 170,830   $ 167,118
                                                          =======================
*Share information
  Shares sold                                                24,169      14,194
  Shares redeemed                                           (21,257)    (14,979)
                                                          .......................
  Increase (decrease) in shares outstanding                   2,912        (785)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
                                                                October 31, 1997


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------



regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At October 31, 1997, the value of securities on loan was $15,940,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $77,658,000 and $54,105,000, respectively, for the year ended October 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $11,181,000, of which $2,717,000 expires in 2003, $2,049,000 in 2004, and $6,415,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Undistributed net investment income        $   691,000
Undistributed net realized gain                335,000
Paid-in-capital                             (1,026,000)

For federal income tax purposes, the fund intends to elect to pass through foreign source income of $172,000 and foreign taxes paid of $172,000 for its tax year ended October 31, 1997; the per share effect of these pass throughs is $0.01 and $0.01, respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $198,529,000, and net unrealized loss aggregated $31,791,000, of which $8,778,000 related to appreciated investments and $40,569,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $129,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1997, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------



(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $424,000 for the year ended October 31, 1997, of which $45,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 2.9% of the outstanding shares of the Japan Fund at October 31, 1997. For the year then ended, the fund was allocated $23,000 of Spectrum expenses, $2,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997, totaled $53,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $34,208,000 with certain affiliates of the manager and paid commissions of $134,000 related thereto.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


---------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Japan Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Japan Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1997

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and T. Rowe Price OnLine.


DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


INVESTMENT INFORMATION

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ...................................
Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock***
Small-Cap Value**
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ...................................
Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal
Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Government Bond
International Bond

Money Market FUNDS
 ...................................
Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ...................................
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ...................................
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  * Formerly the closed-end New Age Media Fund; converted to open-end status on 7/28/97.
 ** Closed to new investors.
*** Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):

1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Japan Fund.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          F62-050  10/31/97